                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2001
                                                        ------------------


                               Acuity Brands, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                    001-16583
                                    ---------
                            (Commission File Number)


                                   58-2632672
                                   ----------
                      (IRS Employer Identification Number)


                1420 Peachtree St., N.E., Atlanta, GA 30309-3002
                ------------------------------------------------
                    (Address of principal executive offices)


                                 (404) 853-1400
                                 --------------
               Registrant's telephone number, including area code:


                                       N/A
                        --------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

         On November 30, 2001, National Service Industries, Inc. ("NSI") completed the distribution of the common stock of Acuity Brands, Inc. (formerly L&C Spinco, Inc.) ("Acuity" or the "Registrant") to its stockholders in a tax-free distribution, effective 11:59 p.m. NSI's stockholders of record on November 16, 2001 received a dividend of one share of Acuity common stock for each share of NSI common stock. NSI and Acuity common stock commenced trading independently with the open of the market on Monday, December 3, 2001. Acuity commenced trading on the New York Stock Exchange under the symbol "AYI" and NSI continued trading on the New York Stock Exchange under the symbol "NSI." A copy of each of the definitive material agreements entered into by Acuity in connection with the spin-off is filed as an exhibit hereto and each is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                           None.

         (b)      Pro Forma Financial Information.

                           None.

         (c)      Exhibits.

                           The following exhibits are filed herewith:

  EXHIBIT NO.                                  DESCRIPTION
  -----------                                  -----------

     2.1          Agreement and Plan of Distribution by and between National
                  Service Industries, Inc. and Acuity Brands, Inc., dated as of
                  November 30, 2001.

     3.1          Restated Certificate of Incorporation of Acuity Brands, Inc.

     3.2          Amended and Restated By-Laws of Acuity Brands, Inc.

     4.1 Form of certificate representing Acuity Brands, Inc. common stock.

     4.2          Stockholder Protection Rights Agreement, dated as of November
                  12, 2001, between Acuity Brands, Inc. and Wells Fargo Bank
                  Minnesota, N.A.

    10.1 Tax Disaffiliation Agreement, dated as of November 30, 2001, by and between National Service Industries, Inc. and Acuity
                  Brands, Inc.

    10.2 Transition Services Agreement, dated as of November 30, 2001, by and between National Service Industries, Inc. and Acuity
                  Brands, Inc.

    10.3          Agreement and Plan of Distribution (see Exhibit 2.1).

    10.4          Employee Benefits Agreement, by and between National Service
                  Industries, Inc. and Acuity Brands, Inc., dated as of November
                  30, 2001.

    10.5          Acuity Brands, Inc. Long-Term Incentive Plan.


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

   10.6           Acuity Brands, Inc. 2001 Nonemployee Directors' Stock Option
                  Plan.

   10.7 Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form 10, filed by L&C Spinco, Inc. on July 3, 2001).

   10.8           Form of Severance Protection Agreement.

   10.9 Lease Agreement, dated as of November 30, 2001, by and between National Service Industries, Inc. and Acuity Brands, Inc.

   10.10          First Supplemental Indenture, dated as of October 23, 2001, to
                  Indenture dated January 26, 1999, between National Service
                  Industries, Inc., L&C Spinco, Inc., L&C Lighting Group, Inc.,
                  The Zep Group, Inc. and SunTrust Bank.

   10.11 Indenture dated as of January 26, 1999 (incorporated by reference to Exhibit 10.11 to Amendment No. 2 to the Registration Statement on Form 10, filed by L&C Spinco, Inc., on September 6, 2001).

   10.12          Form of 6% Note due 2009 (incorporated by reference to Exhibit
                  10.12 to Amendment No. 2 to the Registration Statement on Form
                  10, filed by L&C Spinco, Inc. on September 6, 2001).

   10.13 Form of 8.375% Note due August 1, 2010 (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to the Registration Statement on Form 10, filed by L&C Spinco, Inc.
                  on September 6, 2001).

   10.14          Acuity Brands, Inc. Supplemental Deferred Savings Plan.

   10.15          Acuity Brands, Inc. Executives' Deferred Compensation Plan.

   10.16          Acuity Brands, Inc. Senior Management Benefit Plan.

   10.17          Acuity Brands, Inc. Nonemployee Director Deferred Stock Unit
                  Plan.

   10.18          Acuity Brands, Inc. Executive Benefits Trust.

   10.19          Acuity Brands, Inc. Supplemental Retirement Plan for
                  Executives.

   10.20          Acuity Brands, Inc. Management Compensation and Incentive
                  Plan.

   10.21          Acuity Brands, Inc. Benefits Protection Trust.

   10.22(a)(i)    Assumption Letter of Acuity Brands, Inc. with respect to
                  Employment Letter Agreement between National Service
                  Industries, Inc. and James S. Balloun.

   10.22(a)(ii)   Employment Letter Agreement between National Service
                  Industries, Inc. and James S. Balloun, dated February 1, 1996
                  (incorporated by reference to Exhibit 10(iii)A(2) of the Form
                  10-Q of National Service Industries, Inc. for the quarter
                  ended November 30, 1997).

   10.22(b)(i)    Assumption Letter of Acuity Brands, Inc. with respect to
                  Employment Letter Agreement between National Service
                  Industries, Inc. and Joseph G. Parham, Jr.


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

    10.22(b)(ii)  Employment Letter Agreement between National Service
                  Industries, Inc. and Joseph G. Parham, Jr., dated May 3, 2000
                  (incorporated by reference to Exhibit 10(iii)A(2) of the Form
                  10-Q of National Service Industries, Inc. for the quarter ended May 31, 2000).

    10.22(c)      Assumption Letter of Acuity Brands, Inc., with respect to
                  Employment Letter Agreement between National Service
                  Industries, Inc. and James H. Heagle.

    10.22(d)      Employment Letter Agreement between National Service
                  Industries, Inc. and James H. Heagle, dated March 28, 2000
                  (incorporated by reference to Exhibit 10.22(d) to Amendment
                  No. 3 to the Registration Statement on Form 10, filed by L&C
                  Spinco, Inc. on September 27, 2001).

    10.22(e)      Employment Letter Agreement between Acuity Brands, Inc. and
                  Vernon J. Nagel, dated as of December 1, 2001.

    10.23         364-Day Revolving Credit Agreement, dated as of October 3,
                  2001, among L&C Spinco, Inc., the Subsidiary Borrowers from time to time parties thereto, the Lenders from time to time parties thereto, Bank One, N.A., as Administrative Agent,
                  Wachovia Bank, N.A., as Syndication Agent and SunTrust Bank as
                  Documentation Agent (incorporated by reference to Exhibit
                  10.23 to Amendment No. 4 to the Registration Statement on Form
                  10, filed by L&C Spinco, Inc. on October 29, 2001).

    10.24 Put Option Agreement, dated as of November 30, 2001, by and between National Service Industries, Inc. and Acuity Brands,
                  Inc.

    10.25         Form of Acuity Brands, Inc. Letter regarding bonuses.

    21.1          List of Subsidiaries (incorporated by reference to Exhibit
                  21.1 to Amendment No. 3 to the Registration Statement on Form
                  10, filed by L&C Spinco, Inc. on September 27, 2001).

    99.1          Press release, issued by the Registrant on December 3, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2001

                                   ACUITY BRANDS, INC.



                                    By:/s/ Kenyon W. Murphy
                                       -----------------------------------------
                                       Kenyon W. Murphy
                                       Senior Vice President and General Counsel


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